FOR IMMEDIATE RELEASE: September 25, 2025 Centrus Details Plans to Add At Least 300 New Jobs in Southern Ohio With Multi-Billion-Dollar Investment Hiring.Underway.In.Advance.of.Federal.Funding.Decisions High‗Resolution.Images.and.B‗roll.Available. Chillicothe, OH – Centrus Energy (NYSE American: LEU) is joining with Ohio Governor Mike DeWine, U.S. Senator Jon Husted, and U.S. Congressman Dave Taylor, JobsOhio, Ohio Southeast Economic Development (OhioSE), and Pike County Economic Development, today to announce plans for a major expansion of Centrus’ uranium enrichment plant in Piketon, Ohio. The expansion is expected to create 1,000 construction jobs and 300 new operations jobs at the Piketon site, while retaining 127 existing jobs, boosting Low-Enriched Uranium (LEU) and High-Assay, Low-Enriched Uranium (HALEU) production. The size and scope of the expansion depend on federal funding decisions from the U.S. Department of Energy for LEU and HALEU, and a large-scale expansion would represent a multi-billion- dollar private and public investment into Ohio. “The time has come to restore America’s ability to enrich uranium at scale,” said Centrus CEO Amir Vexler. “We are planning a historic, multi-billion-dollar investment right here in Ohio – supported by a nationwide supply chain to do just that. When it comes to powering our energy future, it’s time to stop relying on foreign, state-owned corporations and start investing in American technology, built by American workers.” The project is also expected to support hundreds of jobs at Centrus’ centrifuge manufacturing plant in Tennessee and throughout its manufacturing supply chain – which is entirely domestic – along with thousands of indirect jobs in Ohio, Tennessee, and across the country. JobsOhio and OhioSE will be long-term partners to Centrus as the company ramps up recruiting and hiring to fill the 300 operations jobs this project is expected to create. The company will discuss the announcement today at the Ross County Employment Expo in Chillicothe, Ohio, where Centrus is meeting with potential job candidates.

"Centrus' commitment to expand and upgrade its Piketon facility underscores Ohio's importance in supporting our nation's economic and national security," said Ohio Governor Mike DeWine. "Uranium enrichment operations in Piketon have played a critical role in U.S. national defense since the earliest days of the Cold War, and Centrus' facility provides the only technology available today capable of building out domestic enrichment at an industrial scale."

A Multi-Billion-Dollar Expansion

In anticipation of the expansion, Centrus raised more than $1.2 billion in a pair of convertible note transactions over the last 12 months and has secured more than $2 billion in contingent purchase commitments from utility customers in the United States and around the world. Centrus has also announced its collaboration with Korea Hydro & Nuclear Power and POSCO International to potentially invest in the project.

Centrus recently submitted proposals to the U.S. Department of Energy as part of a competitive selection process for potential awards to expand domestic production of LEU for existing reactors and HALEU for advanced reactors..Subject to being selected for funding by the U.S. Department of Energy, Centrus' expansion plans call for a multi-billion-dollar public and private investment to add thousands of additional centrifuges at its American Centrifuge Plant in Piketon, Ohio, delivering large-scale production of both LEU and HALEU.

"Today's announcement is critical, not just for the people of Southeast Ohio, but for our nation. Expanding our ability to enrich uranium here in Ohio will continue America's legacy as the global leader in nuclear development," said U.S. Senator Jon Husted. "This facility will be a key resource in maintaining America's nuclear fleet and bringing power to millions of homes and businesses through modern modular reactors, and it begins with the hardworking and talented people here in Ohio."

American Technology, Built by American Workers

Almost 100 percent of the world's enrichment capacity belongs to foreign, state-owned enterprises; those companies use centrifuge technologies exclusively manufactured overseas. Centrus is the only active enricher that uses American technology and manufactures centrifuges and supporting equipment exclusively in the United States. If Centrus is selected for federal funding, that funding will be spent in the United States, not on overseas manufacturing.

"In step with President Trump, Centrus is restoring American energy dominance, bringing back energy independence, and creating good American jobs to put our talented workforce to work," said U.S. Rep. Dave Taylor. "No longer shall our Nation lose jobs and risk energy security through reliance on foreign countries. I am confident that the critical work being done right here at Centrus's Piketon plant will keep Ohio a leader in nuclear energy and usher America into a new Golden Age of energy production."

The company will manufacture its centrifuges in Oak Ridge, Tenn., with the support of a nationwide manufacturing supply chain that currently spans 14 major suppliers in 13 states. The centrifuges and supporting equipment will then be sent to Piketon for final assembly, installation and operation.

"America is becoming more reliant on nuclear energy, and Centrus is the only American-owned uranium enrichment facility that fuels nuclear power," said Lt. Governor Jim Tressel. "This is great news for America and will create jobs and opportunity in Pike County."

The JobsOhio Talent Acquisition Services team is working in partnership with Centrus to support the company's overall talent strategy. Tactics could include talent attraction campaigns and pipeline development efforts through marketing, recruitment and training initiatives for operators and technicians. There are no state of Ohio or JobsOhio grants, loans, or tax credits planned at this time.

"Centrus' Piketon uranium enrichment facility is one of a kind in the United States, and it has a critical role to play in reclaiming America's global nuclear leadership and in meeting our enduring national security requirements," said JobsOhio President and CEO J.P. Nauseef. "As the technology to provide this essential service and production advances, JobsOhio and OhioSE look forward to partnering with Centrus to ensure its proven workforce continues to thrive and grow."

Centrus has already begun hiring in anticipation of the expansion and is partnering with JobsOhio to identify and recruit potential job applicants.

"The investment and job creation that Centrus has announced will provide amazing opportunities in the southern portion of the OhioSE region," said Matt Abbott, OhioSE President and CEO. "We are pleased to be a part of this monumental project."

What They Are Saying:

"Centrus' major investment in Piketon solidifies Ohio's continued leadership in the energy sector – both today, and into the future. In my capacity as Senate Energy Committee Chairman, I am proud to support policies that will ensure Ohio's energy remains reliable and affordable for decades to come. Centrus and their activities in Piketon will play a major role in this effort. I applaud Centrus and their commitment to supporting the economic future of Southeast Ohio!"

– State Senator Brian Chavez, Senate Energy Committee Chairman “Thank you to Centrus Energy Corp. for the vital and forward-looking endeavor for Ohio’s 17th Senate District. This expansion represents transformative job opportunities that will bring permanent jobs and construction roles to southern Ohio, while reinforcing the region's legacy in energy innovation. This project will strengthen America’s energy security by advancing domestic uranium enrichment capacity, which is essential for both today’s nuclear fleet and tomorrow’s advanced reactors. I am proud to play a role in supporting this critical step toward a more sustainable and secure energy future.” – State Senator Shane Wilkin “Congratulations and thank you to Centrus for their investment in southern Ohio. America’s nuclear enrichment capability is both a powerful economic driver and a National security imperative. Absolutely looking forward to helping Centrus accomplish its mission in the years ahead!” – State Representative Adam Holmes, Chairman, Ohio House Energy Committee. “Pike County will again play a critical role in America’s energy future. I am excited for the jobs and economic growth the Centrus expansion will create in Southern Ohio.” – State Representative Bob Peterson About Centrus Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com. About JobsOhio

JobsOhio, Ohio's private nonprofit economic development corporation, enhances company growth and personnel development through business attraction, retention, and expansion across ten competitive industry sectors. With a team of seasoned professionals, JobsOhio utilizes a comprehensive network to foster talent production in targeted industries and attract talent through Find Your Ohio. Collaborating with seven regional partners, including Dayton Development Coalition, Lake to River Economic Development, Ohio Southeast Economic Development, One Columbus, REDI Cincinnati, Regional Growth Partnership, and Team NEO, JobsOhio delivers world-class customer service to provide companies with a competitive advantage. Learn more at www.jobsohio.com. Follow us on LinkedIn, X, and Facebook. # # # Centrus has provided a collection of high-resolution images and b-roll for media use. Forward-Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: geopolitical conflicts, including the war in Ukraine; market demand and competition; changes in economic or industry conditions; supply chain disruptions; the imposition of tariffs and/or sanctions that impact our ability to obtain, deliver, transport, or sell LEU or the SWU and natural uranium hexafluoride components of LEU delivered to us under the TENEX Supply Contract or other supply contracts or make related payments or deliveries of natural uranium hexafluoride to TENEX; regulatory approvals and compliance requirements; technological changes; DOE procurement decisions; U.S. government appropriations; government decisions regarding, our lease with the DOE in Piketon, Ohio, including with respect to the term and the scope of permitted activities; our ability to attract qualified employees necessary for the potential expansion of our operations in Oak Ridge, Tennessee or Piketon, Ohio; and our ability to execute our strategic initiatives. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our most recent Annual Report on Form 10-K, under Part II, Item 1A - “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Centrus (Media): Dan Leistikow, LeistikowD@centrusenergy.com Centrus (Investors): Neal Nagarajan, NagarajanNK@centrusenergy.com JobsOhio: Matt Englehart, 614.300.1152 and englehart@jobsohio.com OhioSE: Sarah Arnold, 740.525.5510 and sarah@ohiose.com